                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     December 9, 1998
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 96
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

Effective for the June 1998 Due Period, FCC National Bank (the "Bank") will transfer amounts collected on recoveries of charged off Accounts to First Chicago Master Trust II (the "Trust"). Any recoveries so transferred will generally be treated as collections of Finance Charge Receivables. Amounts treated as recoveries will be included in collections for the July 1998 Distribution Date. Recoveries are generated only from collections received on Defaulted Receivables which were charged off while included in the assets of the Trust. The information contained in Exhibit 28 hereto reflects the addition of the amounts of such recoveries.

In November 1998, FCC National Bank ("the Seller") modified its charge-off policies with respect to accounts of cardholders who notify the Seller that such cardholder has filed for bankruptcy to align such policies with those of other affiliates of BANK ONE Corporation, the parent corporation of the Seller. Previously, the Seller charged off the receivables in such an account within a few days of notification of such a bankruptcy filing. Under its new policy, the Seller will charge off the receivables in an account of such a cardholder on the first day of the month following the third billing date of such account after the notification of such bankruptcy filing, unless the receivables would charge off earlier due to the Seller's usual delinquency charge-off policies. It is expected that this change will decrease charged-off receivables reported for the Bank's Portfolio for the first four Due Periods after the implementation of this change since the recognition of losses for Accounts held by cardholders filing for bankruptcy will be delayed by approximately four months. The Seller anticipates that such a decrease in charged-off receivables will be reflected in the reported information for the December 1998 through March 1999 Distribution Dates.

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U and Floating Rate Asset Backed Certificates Series 1998-V.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 96

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

       28P. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V (Due Period Ending: October 1998).

       28Q. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V (Due Period Ending: November 1998).



                                    3 of 96

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FCC NATIONAL BANK
                               ----------------------------------


Date: December 9, 1998     By  /s/  Sharon A. Renchof
                               --------------------------------
                               Title: Assistant Secretary


                                    4 of 96

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II Floating
                  Rate Asset Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U and Floating Rate Asset Backed Certificates Series 1998-V

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

                                    5 of 96

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28N.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U

  28P.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1998-V (Due Period Ending: October 1998).

  28Q.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1998-V (Due Period Ending: November 1998).

                                    6 of 96

                                                                    EXHIBIT 28-A

                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank

             -----------------------------------------------------

                         First Chicago Master Trust II
                               December 7, 1998

             -----------------------------------------------------


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

     3.  The undersigned are Servicing Officers.

     4.  The aggregate amount of Collections processed for
         the Due Period for this Distribution Date was equal
         to . . . . . . . . . . . . . . . . . . . . . . . . . $4,133,563,396.69

     5. (a) The aggregate amount of such Collections allocated to Principal Receivables for the Due
         Period for this Distribution Date was equal to . . . $3,898,775,506.66

         (b) The aggregate amount of such Collections
         allocated to Finance Charge Receivables for the Due
         Period for this Distribution Date was equal to . . . . $234,787,890.03

     6.  (a) The aggregate Interchange Amount (which will be
         included as Finance Charge Receivables for all
         Series) for this Distribution Date was equal to . . . . $52,891,437.11

         (b) The aggregate Net Recoveries Amount (which will
         be included as Finance Charge Receivables for all
         Series) for this Distribution Date was equal to . . . .  $8,920,535.98

     7.  The Invested Pecentage of Collections allocated to
         Principal Receivables for the Due Period was equal to for:

              Series 1993 - F  . . . . . . . . . . . . . . . . . .       4.612%
              Series 1993 - H  . . . . . . . . . . . . . . . . . .       4.612%
              Series 1994 - J  . . . . . . . . . . . . . . . . . .       3.294%
              Series 1994 - K  . . . . . . . . . . . . . . . . . .       3.294%
              Series 1994 - L  . . . . . . . . . . . . . . . . . .       3.294%
              Series 1995 - M  . . . . . . . . . . . . . . . . . .       3.765%
              Series 1995 - N  . . . . . . . . . . . . . . . . . .       3.765%
              Series 1995 - O  . . . . . . . . . . . . . . . . . .       3.765%
              Series 1995 - P  . . . . . . . . . . . . . . . . . .       3.765%
              Series 1996 - Q  . . . . . . . . . . . . . . . . . .       6.776%
              Series 1996 - R  . . . . . . . . . . . . . . . . . .       3.012%
              Series 1996 - S  . . . . . . . . . . . . . . . . . .       5.270%
              Series 1997 - T  . . . . . . . . . . . . . . . . . .       4.517%
              Series 1997 - U  . . . . . . . . . . . . . . . . . .       3.012%
              Series 1998 - V  . . . . . . . . . . . . . . . . . .       7.529%

                                    7 of 96

     8.  The Invested Percentage of Collections allocated to
         Finance Charge Receivables for the Due Period was equal to for:

              Series 1993 - F  . . . . . . . . . . . . . . . . . .       0.384%
              Series 1993 - H  . . . . . . . . . . . . . . . . . .       1.153%
              Series 1994 - J  . . . . . . . . . . . . . . . . . .       3.294%
              Series 1994 - K  . . . . . . . . . . . . . . . . . .       3.294%
              Series 1994 - L  . . . . . . . . . . . . . . . . . .       3.294%
              Series 1995 - M  . . . . . . . . . . . . . . . . . .       3.765%
              Series 1995 - N  . . . . . . . . . . . . . . . . . .       3.447%
              Series 1995 - O  . . . . . . . . . . . . . . . . . .       3.765%
              Series 1995 - P  . . . . . . . . . . . . . . . . . .       3.765%
              Series 1996 - Q  . . . . . . . . . . . . . . . . . .       6.776%
              Series 1996 - R  . . . . . . . . . . . . . . . . . .       3.012%
              Series 1996 - S  . . . . . . . . . . . . . . . . . .       5.270%
              Series 1997 - T  . . . . . . . . . . . . . . . . . .       4.517%
              Series 1997 - U  . . . . . . . . . . . . . . . . . .       3.012%
              Series 1998 - V  . . . . . . . . . . . . . . . . . .       7.529%

     9.  The Invested Percentage with respect to the Investor
         Default Amount for the Due Period was equal to for:

              Series 1993 - F  . . . . . . . . . . . . . . . . . .       0.384%
              Series 1993 - H  . . . . . . . . . . . . . . . . . .       1.153%
              Series 1994 - J  . . . . . . . . . . . . . . . . . .       3.294%
              Series 1994 - K  . . . . . . . . . . . . . . . . . .       3.294%
              Series 1994 - L  . . . . . . . . . . . . . . . . . .       3.294%
              Series 1995 - M  . . . . . . . . . . . . . . . . . .       3.765%
              Series 1995 - N  . . . . . . . . . . . . . . . . . .       3.447%
              Series 1995 - O  . . . . . . . . . . . . . . . . . .       3.765%
              Series 1995 - P  . . . . . . . . . . . . . . . . . .       3.765%
              Series 1996 - Q  . . . . . . . . . . . . . . . . . .       6.776%
              Series 1996 - R  . . . . . . . . . . . . . . . . . .       3.012%
              Series 1996 - S  . . . . . . . . . . . . . . . . . .       5.270%
              Series 1997 - T  . . . . . . . . . . . . . . . . . .       4.517%
              Series 1997 - U  . . . . . . . . . . . . . . . . . .       3.012%
              Series 1998 - V  . . . . . . . . . . . . . . . . . .       7.529%

     10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

              Series 1993 - F  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1993 - H  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1994 - J  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1994 - K  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1994 - L  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1995 - M  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1995 - N  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1995 - O  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1995 - P  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1996 - Q  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1996 - R  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1996 - S  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1997 - T  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1997 - U  . . . . . . . . . . . . . . . . . .        $0.00
              Series 1998 - V  . . . . . . . . . . . . . . . . . .        $0.00

                                    8 of 96

     11. The amount of interest due on the Cash Collateral
         Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:

              Series 1993 - F  . . . . . . . . . . . . . . . . .          $0.00
              Series 1993 - H  . . . . . . . . . . . . . . . . .      $3,832.82
              Series 1994 - J  . . . . . . . . . . . . . . . . .     $23,257.89
              Series 1994 - K  . . . . . . . . . . . . . . . . .     $25,474.73
              Series 1994 - L  . . . . . . . . . . . . . . . . .     $17,468.27
              Series 1995 - M  . . . . . . . . . . . . . . . . .          $0.00
              Series 1995 - N  . . . . . . . . . . . . . . . . .          $0.00
              Series 1995 - O  . . . . . . . . . . . . . . . . .          $0.00
              Series 1995 - P  . . . . . . . . . . . . . . . . .          $0.00
              Series 1996 - Q  . . . . . . . . . . . . . . . . .          $0.00
              Series 1996 - R  . . . . . . . . . . . . . . . . .          $0.00
              Series 1996 - S  . . . . . . . . . . . . . . . . .          $0.00
              Series 1997 - T  . . . . . . . . . . . . . . . . .          $0.00
              Series 1997 - U  . . . . . . . . . . . . . . . . .          $0.00
              Series 1998 - V  . . . . . . . . . . . . . . . . .            N/A

     12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

              Series 1993 - F  . . . . . . . . . . . . . . . . .    $102,083.34
              Series 1993 - H  . . . . . . . . . . . . . . . . .    $291,666.67
              Series 1994 - J  . . . . . . . . . . . . . . . . .    $833,333.33
              Series 1994 - K  . . . . . . . . . . . . . . . . .    $833,333.33
              Series 1994 - L  . . . . . . . . . . . . . . . . .    $833,333.33
              Series 1995 - M  . . . . . . . . . . . . . . . . .    $952,380.95
              Series 1995 - N  . . . . . . . . . . . . . . . . .    $872,098.36
              Series 1995 - O  . . . . . . . . . . . . . . . . .    $952,380.95
              Series 1995 - P  . . . . . . . . . . . . . . . . .    $952,380.95
              Series 1996 - Q  . . . . . . . . . . . . . . . . .  $1,714,285.71
              Series 1996 - R  . . . . . . . . . . . . . . . . .    $761,904.77
              Series 1996 - S  . . . . . . . . . . . . . . . . .  $1,333,333.34
              Series 1997 - T  . . . . . . . . . . . . . . . . .  $1,142,857.14
              Series 1997 - U  . . . . . . . . . . . . . . . . .    $761,904.77
              Series 1998 - V  . . . . . . . . . . . . . . . . .  $1,206,349.20*

     13. The aggregate amount payable to Investor
         Certificateholders on the succeeding Distribution
         Date in respect of interest is equal to for:

              Series 1993 - F  . . . . . . . . . . . . . . . . .    $260,798.61
              Series 1993 - H  . . . . . . . . . . . . . . . . .    $768,298.61
              Series 1994 - J  . . . . . . . . . . . . . . . . .  $2,203,194.44
              Series 1994 - K  . . . . . . . . . . . . . . . . .  $2,190,104.17
              Series 1994 - L  . . . . . . . . . . . . . . . . .  $2,979,166.67
              Series 1995 - M  . . . . . . . . . . . . . . . . .  $2,550,301.43
              Series 1995 - N  . . . . . . . . . . . . . . . . .  $2,303,358.93
              Series 1995 - O  . . . . . . . . . . . . . . . . .  $2,552,315.31
              Series 1995 - P  . . . . . . . . . . . . . . . . .  $2,526,422.45
              Series 1996 - Q  . . . . . . . . . . . . . . . . .  $4,506,131.86
              Series 1996 - R  . . . . . . . . . . . . . . . . .  $1,984,034.54
              Series 1996 - S  . . . . . . . . . . . . . . . . .  $3,515,607.49
              Series 1997 - T  . . . . . . . . . . . . . . . . .  $2,978,540.28
              Series 1997 - U  . . . . . . . . . . . . . . . . .  $2,002,725.27
              Series 1998 - V  . . . . . . . . . . . . . . . . .  $5,900,722.06*

         * Includes amounts from November 12, 1998 Closing Date to December 15, 1998 Distribution Date.

                                    9 of 96

     14. The aggregate amount payable to Investor
         Certificateholders on the succeeding Distribution
         Date in respect of principal is equal to for:

              Series 1993 - F  . . . . . . . . . . . . . . . . $58,333,333.37**
              Series 1993 - H  . . . . . . . . . . . . . . . . $58,333,333.33
              Series 1994 - J  . . . . . . . . . . . . . . . . $41,666,666.67
              Series 1994 - K  . . . . . . . . . . . . . . . .          $0.00
              Series 1994 - L  . . . . . . . . . . . . . . . .          $0.00
              Series 1995 - M  . . . . . . . . . . . . . . . .          $0.00
              Series 1995 - N  . . . . . . . . . . . . . . . . $48,169,556.67
              Series 1995 - O  . . . . . . . . . . . . . . . .          $0.00
              Series 1995 - P  . . . . . . . . . . . . . . . .          $0.00
              Series 1996 - Q  . . . . . . . . . . . . . . . .          $0.00
              Series 1996 - R  . . . . . . . . . . . . . . . .          $0.00
              Series 1996 - S  . . . . . . . . . . . . . . . .          $0.00
              Series 1997 - T  . . . . . . . . . . . . . . . .          $0.00
              Series 1997 - U  . . . . . . . . . . . . . . . .          $0.00
              Series 1998 - V  . . . . . . . . . . . . . . . .          $0.00

     15. The excess, if any, of the First Chicago Amount over
         the Aggregate Principal Receivables required to be
         maintained pursuant to the Agreement . . . . . . . . $5,422,023,090.56

     16. The First Chicago Amount for the Due Period divided
         by Aggregate Principal Receivables for the Due
         Period . . . . . . . . . . . . . . . . . . . . . . .            43.723%

     17. The Minimum First Chicago Interest Percentage  . . .             7.000%

     18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to
         Section 5.02(a) of the Agreement, if applicable.

     19. As of the date hereof, to the best knowledge of the
         undersigned, no default in the performance of the
         obligation of the Servicer under the Pooling and
         Servicing Agreement has occurred or is continuing
         except as follows:                                                 NONE

     20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

     21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

     22. During the preceding calendar month, the number of
         newly - originated Accounts was  . . . . . . . . . .            120,958

     ** Represents final payment for First Chicago Master Trust II 1993-F.

         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                               FCC National Bank
                                                  as Servicer

                                                  /s/ James A. Harwood
                                        By: ________________________________
                                                    Servicing Officer

                                                 /s/ Michael J. Kuzlik
                                        By: ________________________________
                                                   Servicing Officer

                                    10 of 96

                                                                    EXHIBIT 28-B


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


          ----------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1993 - F
                               December 7, 1998

          ----------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - F Supplement dated as of June 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount.)
    ----------------------------------------------------------

    1. The total amount of the distribution to Series
       1993 - F Certificateholders on the Payment Date
       per $1,000 interest..................................            $83.706*

    2. The amount of the distribution set forth in
       paragraph 1 above in respect of principal on the
       Series 1993 - F Certificates, per $1,000 interest ...            $83.333

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on the
       Series 1993 - F Certificates, per $1,000 interest ...             $0.373


    * Represents the Final Payment for First Chicago Master Trust II Series 1993-F.


                                    11 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series . . . . . . .    $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1993 - F Certificates. . . . . . . . . . .    $180,857,362.14

    c. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of the Series 1993 - F
       Certificates, per $1,000 interest . . . . . . . . . .           $258.368

    d. Excess Principal Collections allocated
       in respect of the Series 1993 - F Certificates,
       if any. . . . . . . . . . . . . . . . . . . . . . . .              $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series). . . . . . . $15,179,165,952.56

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1993 - F
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .     $58,333,333.37

    c. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1993 - F  Certificates for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             0.384%

    d. The Invested Percentage with respect to
       Principal Receivables for the Series 1993 - F
       Certificates for the Due Period with respect
       to the current Distribution Date . . . . . . . . . .              4.612%

    e. The Pre-Allocated Invested Amount for
       the Due period with respect to the
       current Distribution Date . . . . . . . . . . . . . .              $0.00

                                   12 of 96

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . .     $746,960,569.94

    4. Investor Default Amount.
       ------------------------

       The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - F
       Certificates (the "Investor Default Amount").

    a. Investor Default Amount  . . . . . . . . . . . . . .         $406,113.27

    b. Recoveries . . . . . . . . . . . . . . . . . . . . .          $34,281.51

    c. Net Default Receivables  . . . . . . . . . . . . . .         $371,831.76

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Investor Charge-Offs
       per $1,000 interest after reimbursement
       of any such Investor Charge-Offs for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .              $0.00

    b. The amount attributable to Investor Charge-Offs,
       if any, by which the principal balance of
       the Series 1993 - F Certificates exceeds
       the Invested Amount as of the end of the
       day on the Record Date with respect
       to the current Distribution Date . . . . . . . . . .               $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable from Available Funds by the
       Trust to the Servicer with respect to
       the current Distribution Date . . .  . . . . . . . .          $24,305.56

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . .          $77,777.78

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount") . . . . . . . . . . . . . .              $0.00

                                   13 of 96

    b. The amount available to be withdrawn from
       the Cash Collateral Account (the "Available
       Cash Collateral Amount") as of the end
       of the day on the current Distribution
       Date, after giving effect to all
       withdrawals, deposits and payments to be
       made in respect of the preceding Due
       Period . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    c. The Available Cash Collateral Amount
       as computed in 7.b. as a percentage of the
       Invested Amount of the Series 1993 - F
       Certificates as of such Due Period . . . . . . . . .              0.000%

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Initial Invested Amount). The amount of a
       Certificateholder's pro rata share of the
       Invested Amount can be determined by multi-
       plying the original denomination of the
       holder's Certificate by the Pool Factor . . . . . . .        0.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period . . . . . . . . . . . .               $0.00

                           FCC National Bank,
                           Servicer


                           By    /s/ James A. Harwood
                                 --------------------------------
                           Title:         Vice President


                                   14 of 96

                                                                    EXHIBIT 28-C

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


        ---------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1993 - H
                               December 7, 1998

        ---------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - H Supplement dated as of August 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
--------------------------------------------------
(Stated on the Basis of $1,000 Original Principal Amount.)
----------------------------------------------------------

    1. The total amount of the distribution to
       Series 1993 - H Certificateholders on the
       Payment Date per $1,000 interest.....................            $84.431

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Series 1993 - H Certificates,
       per $1,000 interest..................................            $83.333

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Series 1993 - H Certificates, per $1,000
       interest.............................................             $1.098

                                   15 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of Receivables
       processed for the Due Period with respect to the
       current Distribution Date which were allocated in
       respect of the Investor Certificates of all Series ..    $793,224,870.24

    b. The aggregate amount of Collections of Receivables
       processed for the Due Period with respect to the
       current Distribution Date which were allocated in
       respect of the Series 1993 - H Certificates .........    $183,032,506.93

    c. The amount of Collections of Receivables processed
       for the Due Period with respect to the current
       Distribution Date which were allocated in respect
       of the Series 1993 - H Certificates, per $1,000
       interest ............................................           $261.475

    d. Excess Principal Collections allocated in respect
       of the Series 1993 - H Certificates, if any .........              $0.00


    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the Due Period
       with respect to the current Distribution Date (which
       reflects the Principal Receivables represented by
       the Exchangeable Seller's Certificate and by the
       Investor Certificates of all Series) ................ $15,179,165,952.56

    b. The amount of Principal Receivables in the Trust
       represented by the Series 1993 - H Certificates (the
       "Invested Amount") for the Due Period with respect
       to the current Distribution Date ....................    $175,000,000.03

    c. The Invested Percentage with respect to Finance
       Charge Receivables (including Interchange) and
       Defaulted Receivables for the Series 1993 - H
       Certificates for the Due Period with respect to the
       current Distribution Date ...........................             1.153%

    d. The Invested Percentage with respect to Principal
       Receivables for the Series 1993 - H Certificates for
       the Due Period with respect to the current
       Distribution Date ...................................             4.612%

    e. The Pre-Allocated Invested Amount for the Due period
       with respect to the current Distribution Date .......              $0.00


                                   16 of 96

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding balances in
       the Accounts which were 30 or more days delinquent
       as of the end of the Due Period for the current
       Distribution Date ...................................    $746,960,569.94


    4. Investor Default Amount.
       ------------------------

       The aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - H Certificates (the
       "Investor Default Amount").

    a. Investor Default Amount  ............................      $1,218,339.83

    b. Recoveries ..........................................        $102,844.51

    c. Net Default Receivables  ............................      $1,115,495.32


    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Investor Charge-Offs per $1,000
       interest after reimbursement of any such Investor
       Charge-Offs for the Due Period with respect to the
       current Distribution Date ...........................              $0.00

    b. The amount attributable to Investor Charge-Offs, if
       any, by which the principal balance of the Series
       1993 - H Certificates exceeds the Invested Amount as
       of the end of the day on the Record Date with
       respect to the current Distribution Date ............              $0.00


    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee payable from
       Available Funds by the Trust to the Servicer with
       respect to the current Distribution Date ............        $109,375.00

    b. The amount of the Interchange Monthly Servicing Fee
       payable to the Servicer with respect to the current
       Distribution Date ...................................        $182,291.67


    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn from the Cash
       Collateral Account for the current Distribution Date
       (the "Withdrawal Amount") ...........................              $0.00


                                    17 of 96

    b. The amount available to be withdrawn from the Cash
       Collateral Account (the "Available Cash Collateral
       Amount") as of the end of the day on the current
       Distribution Date, after giving effect to all
       withdrawals, deposits and payments to be made in
       respect of the preceding Due Period .................     $22,750,000.00

    c. Available Cash Collateral Amount as computed in 7.b.
       as a percentage of the Invested Amount of the Series
       1993 - H Certificates as of such Due Period .........            13.000%


C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio of the
       Invested Amount on the last day of the month ending
       on the Record Date adjusted for Investor Charge-Offs
       set forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the Initial
       Invested Amount). The amount of a Certificateholder's
       pro rata share of the Invested Amount can be
       determined by multiplying the original denomination
       of the holder's Certificate by the Pool Factor ......       16.66666667%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount for the
       preceding Due Period ................................              $0.00


                                        FCC National Bank,
                                        Servicer


                                        By   /s/  James A. Harwood
                                           ------------------------------
                                        Title:     Vice President

                                    18 of 96

                                                                    EXHIBIT 28-D

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


         -------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - J
                               December 7, 1998

         -------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Series 1994 - J Certificateholders on the
       Payment Date per $1,000 interest.....................            $87.740


    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Series 1994 - J Certificates,
       per $1,000 interest..................................            $83.333


    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Series 1994 - J Certificates, per $1,000
       interest.............................................             $4.406



                                    19 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series..............    $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1994-J Certificates.......................    $137,674,354.33

    c. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which  were
       allocated in respect of the Series 1994-J
       Certificates, per $1,000 interest....................           $275.349

    d. Excess Finance Charge Collections allocated
       in respect of the Series 1994-J Certificates,
       if any...............................................              $0.00

    e. Excess Principal Collections allocated in
       respect of the Series 1994-J Certificates,
       if any...............................................              $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series)............. $15,179,165,952.56

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1994-J
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date....................................    $500,000,000.00

    c. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1994-J  Certificates for the Due
       Period with respect to the current
       Distribution Date....................................             3.294%

    d. The Invested Percentage with respect to
       Principal Receivables for the Series 1994-J
       Certificates for the Due Period with respect
       to the current Distribution Date.....................             3.294%


                                    20 of 96

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution Date.....    $746,960,569.94

    4. Investor Default Amount.
       ------------------------

       The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994-J
       Certificates (the "Investor Default Amount").

    a. Investor Default Amount..............................      $3,480,970.95

    b. Recoveries...........................................        $293,841.44

    c. Net Default Receivables..............................      $3,187,129.51

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Investor Charge-Offs
       per $1,000 interest after reimbursement
       of any such Investor Charge-Offs for the
       Due Period with respect to the current
       Distribution Date....................................              $0.00

    b. The amount attributable to Investor Charge-Offs,
       if any, by which the principal balance of
       the Series 1994-J Certificates exceeds
       the Invested Amount as of the end of the
       day on the Record Date with respect
       to the current Distribution Date.....................              $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable from Available Funds by the
       Trust to the Servicer with respect to
       the current Distribution Date........................        $312,500.00

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date.................................................        $520,833.33

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")............................              $0.00


                                    21 of 96

    b. The amount available to be withdrawn from
       the Cash Collateral Account (the "Available
       Cash Collateral Amount") as of the end
       of the day on the current Distribution
       Date, after giving effect to all
       withdrawals, deposits and payments to be
       made in respect of the preceding Due
       Period...............................................     $65,000,000.00

    c. The Available Cash Collateral Amount
       as computed in 7.b. as a percentage of the
       Invested Amount of the Series 1994-J
       Certificates as of such Due Period...................            13.000%

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Initial Invested Amount).  The amount of a
       Certificateholder's pro rata share of the
       Invested Amount can be determined by multi-
       plying the original denomination of the
       holder's Certificate by the Pool Factor..............       91.66666667%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period.........................              $0.00


                         FCC National Bank,
                         Servicer



                         By  /s/ James A. Harwood
                             -----------------------------------
                         Title:  Vice President


                                    22 of 96

                                                                    EXHIBIT 28-E

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


          -----------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - K
                               December 7, 1998

          -----------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Series 1994 - K Certificateholders on the
       Payment Date per $1,000 interest....................              $4.380


    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Series 1994 - K Certificates,
       per $1,000 interest.................................              $0.000


    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Series 1994 - K Certificates, per $1,000
       interest............................................              $4.380

                                   23 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------
    1. Collections of Receivables.

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series.............     $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1994 - K Certificates....................       $9,249,132.43

    c. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which  were
       allocated in respect of the Series 1994 - K
       Certificates, per $1,000 interest...................             $18.498

    d. Excess Finance Charge Collections allocated
       in respect of the Series 1994 - K Certificates,
       if any..............................................               $0.00

    e. Excess Principal Collections allocated in
       respect of the Series 1994 - K Certificates,
       if any..............................................               $0.00

    2.  Receivables in Trust.
        ---------------------
    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series)............  $15,179,165,952.56

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1994 - K
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date...................................     $500,000,000.00

    c. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1994 - K  Certificates for the Due
       Period with respect to the current
       Distribution Date...................................              3.294%

    d. The Invested Percentage with respect to
       Principal Receivables for the Series 1994 - K
       Certificates for the Due Period with respect
       to the current Distribution Date....................              3.294%

                                   24 of 96

    3. Delinquent Balances.
       --------------------
       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution Date....     $746,960,569.94

    4. Investor Default Amount.
       ------------------------
       The aggregate amount of all Defaulted
       Receivables written off as uncollectible
       during the Due Period with respect
       to the current Distribution Date
       allocable to the Series 1994 - K
       Certificates (the "Investor Default Amount").
    a. Investor Default Amount.............................       $3,480,970.95

    b. Recoveries..........................................         $293,841.44

    c. Net Default Receivables.............................       $3,187,129.51

    5. Investor Charge-offs.
       ---------------------
    a. The amount of the Investor Charge-Offs
       per $1,000 interest after reimbursement
       of any such Investor Charge-Offs for the
       Due Period with respect to the current
       Distribution Date...................................               $0.00

    b. The amount attributable to Investor Charge-Offs,
       if any, by which the principal balance of
       the Series 1994 - K Certificates exceeds
       the Invested Amount as of the end of the
       day on the Record Date with respect
       to the current Distribution Date....................               $0.00

    6. Monthly Servicing Fee.
       ----------------------
    a. The amount of the Monthly Servicing Fee
       payable from Available Funds by the
       Trust to the Servicer with respect to
       the current Distribution Date........................        $312,500.00

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date................................................         $520,833.33

    7. Available Cash Collateral Amount.
       ---------------------------------
    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")...........................               $0.00

                                   25 of 96

    b. The amount available to be withdrawn from
       the Cash Collateral Account (the "Available
       Cash Collateral Amount") as of the end
       of the day on the current Distribution
       Date, after giving effect to all
       withdrawals, deposits and payments to be
       made in respect of the preceding Due
       Period..............................................      $72,500,000.00

    c. The Available Cash Collateral Amount
       as computed in 7.b. as a percentage of the
       Invested Amount of the Series 1994 - K
       Certificates as of such Due Period..................             14.500%

C.  The Pool Factor.
    ----------------
       The Pool Factor (which represents the ratio
       of the Invested Amount on the last  day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Initial Invested Amount).  The amount of a
       Certificateholder's pro rata share of the
       Invested Amount can be determined by multi-
       plying the original denomination of the
       holder's Certificate by the Pool Factor.............       100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------
    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period........................               $0.00

                             FCC National Bank,
                             Servicer


                             By  /s/ James A. Harwood
                                  ----------------------------------------
                             Title:   Vice President

                                   26 of 96

                                                                    EXHIBIT 28-F

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


          -----------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - L
                               December 7, 1998

          -----------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
--------------------------------------------------
(Stated on the Basis of $1,000 Original Principal Amount).
----------------------------------------------------------

    1. The total amount of the distribution to
       Series 1994 - L Certificateholders on the
       Payment Date per $1,000 interest.....................             $5.958

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Series 1994 - L Certificates,
       per $1,000 interest..................................             $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Series 1994 - L Certificates, per $1,000
       interest.............................................             $5.958

                                   27 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series..............    $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1994-L Certificates.......................      $9,249,132.43

    c. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which  were
       allocated in respect of the Series 1994-L
       Certificates, per $1,000 interest....................            $18.498

    d. Excess Finance Charge Collections allocated
       in respect of the Series 1994-L Certificates,
       if any...............................................              $0.00

    e. Excess Principal Collections allocated in
       respect of the Series 1994-L Certificates,
       if any...............................................              $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series)............. $15,179,165,952.56

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1994-L
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date....................................    $500,000,000.00

    c. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1994-L  Certificates for the Due
       Period with respect to the current
       Distribution Date....................................            3.294%

    d. The Invested Percentage with respect to
       Principal Receivables for the Series 1994-L
       Certificates for the Due Period with respect
       to the current Distribution Date.....................             3.294%


                                   28 of 96

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date.................................................    $746,960,569.94

    4. Investor Default Amount.
       ------------------------

       The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994-L
       Certificates (the "Investor Default Amount").

    a. Investor Default Amount..............................      $3,480,970.95

    b. Recoveries...........................................        $293,841.44

    c. Net Default Receivables..............................      $3,187,129.51

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Investor Charge-Offs
       per $1,000 interest after reimbursement
       of any such Investor Charge-Offs for the
       Due Period with respect to the current
       Distribution Date....................................              $0.00

    b. The amount attributable to Investor Charge-Offs,
       if any, by which the principal balance of
       the Series 1994 - L Certificates exceeds
       the Invested Amount as of the end of the
       day on the Record Date with respect
       to the current Distribution Date.....................              $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable from Available Funds by the
       Trust to the Servicer with respect to
       the current Distribution Date........................        $312,500.00

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date.................................................        $520,833.33

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")............................              $0.00


                                    29 of 96

    b. The amount available to be withdrawn from
       the Cash Collateral Account (the "Available
       Cash Collateral Amount") as of the end
       of the day on the current Distribution
       Date, after giving effect to all
       withdrawals, deposits and payments to be
       made in respect of the preceding Due
       Period...............................................     $57,500,000.00


    c. The Available Cash Collateral Amount
       as computed in 7.b. as a percentage of the
       Invested Amount of the Series 1994-L
       Certificates as of such Due Period...................            11.500%

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Invested Amount on the last  day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Initial Invested Amount).  The amount of a
       Certificateholder's pro rata share of the
       Invested Amount can be determined by multi-
       plying the original denomination of the
       holder's Certificate by the Pool Factor..............      100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period.........................              $0.00


                         FCC National Bank,
                         Servicer



                         By /s/ James A. Harwood
                            -----------------------
                         Title: Vice President


                                    30 of 96

                                                                    EXHIBIT 28-G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


          ----------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - M
                               December 7, 1998

          ----------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest.....................             $4.445

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest..................................             $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest........             $4.445


                                   31 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series..............    $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1995 - M Certificates.....................     $10,570,437.09

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates...............      $9,249,132.43

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest....................            $18.498

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date....................................      $4,509,872.03

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution Date
       allocated in respect of the
       Class A Certificates.................................              $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the
       Series 1995 - M Certificates,
       if any...............................................              $0.00

    h. The amount of Excess Principal Collections allocated
       in respect of the Series 1995 - M Certificates,
       if any...............................................              $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series)............. $15,179,165,952.56


                                   32 of 96

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1995 - M
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date....................................    $571,428,572.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Invested Amount")
       for the Due Period with respect to the
       current Distribution Date............................    $500,000,000.00

    d. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1995 - M  Certificates for the Due
       Period with respect to the current
       Distribution Date....................................             3.765%

    e. The Invested Percentage with respect to
       Principal Receivables for the Series 1995 - M
       Certificates for the Due Period with respect
       to the current Distribution Date.....................             3.765%

    f. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             87.50%

    g. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             87.50%

    h. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             12.50%

    i. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date.................................................    $746,960,569.94


                                    33 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M
       Certificates (the "Investor Default Amount")

       1. Investor Default Amount...........................      $3,978,252.52

       2. Recoveries........................................        $335,818.79

       3. Net Default Receivables...........................      $3,642,433.73

    b. The Class A Investor Default Amount

       1. Investor Default Amount...........................      $3,480,970.95

       2. Recoveries........................................        $293,841.44

       3. Net Default Receivables...........................      $3,187,129.51

    c. The Collateral Investor Default Amount

       1. Investor Default Amount...........................        $497,281.57

       2. Recoveries........................................         $41,977.35

       3. Net Default Receivables...........................        $455,304.22

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such  Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date.................................................              $0.00

    b. The amount attributable to Class A
       Investor Charge-Offs, if any, by which
       the principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution Date.............              $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date.................................................              $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date.................................................        $357,142.86


                                    34 of 96

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date.................................................        $595,238.09

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")............................              $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date)......................      $5,714,286.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date........................................             1.143%

    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date............................     $71,428,572.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals, deposits, and
       payments on the current Distribution
       Date.................................................     $71,428,572.00

    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date....................................     $77,142,858.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date.................................................     $77,142,858.00


                                    35 of 96

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount).  The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor...............................................      100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period.........................              $0.00


                           FCC National Bank,
                           Servicer







                           By  /s/ James A. Harwood
                              ------------------------
                           Title:  Vice President



                                    36 of 96

                                                                    EXHIBIT 28-H

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


         -------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - N
                               December 7, 1998

         -------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest . . . . . . . . . .             $87.349

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest . . . . . . . . . . . . . . . . .            $83.333

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest . . . .             $4.015


                                    37 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series . . . . . . .    $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1995 - N Certificates  . . . . . . . . . .    $156,451,066.25

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates  . . . . . . .    $136,903,593.28

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest . . . . . . . . . .           $273.807

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .      $4,153,747.01

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution Date
       allocated in respect of the
       Class A Certificates  . . . . . . . . . . . . . . . .              $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the
       Series 1995 - N Certificates,
       if any  . . . . . . . . . . . . . . . . . . . . . . .              $0.00

    h. The amount of Excess Principal Collections allocated
       in respect of the Series 1995 - N Certificates,
       if any  . . . . . . . . . . . . . . . . . . . . . . .              $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series)  . . . . . . $15,179,165,952.56


                                    38 of 96

    b. The amount of Principal Receivables in the Trust
       represented by the Series 1995 - N Certificates (the
       "Invested Amount") for the Due Period with respect
       to the current Distribution Date ....................    $523,259,015.33

    c. The amount of Principal Receivables in the Trust
       represented by the Class A Certificates (the "Class
       A Invested Amount") for the Due Period with respect
       to the current Distribution Date ....................    $458,333,333.33

    d. The Invested Percentage with respect to Finance
       Charge Receivables (including Interchange) and
       Defaulted Receivables for the Series 1995 - N
       Certificates for the Due Period with respect to the
       current Distribution Date ...........................             3.447%

    e. The Invested Percentage with respect to Principal
       Receivables for the Series 1995 - N Certificates for
       the Due Period with respect to the current
       Distribution Date ...................................             3.765%

    f. The Class A Floating Percentage for the Due Period
       with respect to the current Distribution Date .......             87.59%

    g. The Class A Principal Percentage for the Due Period
       with respect to the current Distribution Date .......             87.50%

    h. The Collateral Floating Percentage for the Due Period
       with respect to the current Distribution Date .......             12.41%

    i. The Collateral Principal Percentage for the Due
       Period with respect to the current Distribution
       Date ................................................             12.50%


    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding balances in the
       Accounts which were 30 or more days delinquent as of
       the end of the Due Period for the current
       Distribution Date ...................................    $746,960,569.94


                                   39 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - N Certificates (the
       "Investor Default Amount")

       1. Investor Default Amount ..........................      $3,642,898.86

       2. Recoveries .......................................        $307,510.38

       3. Net Default Receivables ..........................      $3,335,388.48


    b. The Class A Investor Default Amount

       1. Investor Default Amount ..........................      $3,190,890.03

       2. Recoveries .......................................        $269,354.66

       3. Net Default Receivables ..........................      $2,921,535.37


    c. The Collateral Investor Default Amount

       1. Investor Default Amount ..........................        $452,008.83

       2. Recoveries  ......................................         $38,155.72

       3. Net Default Receivables ..........................        $413,853.11


    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor Charge-Offs per
       $1,000 interest after reimbursement of any such
       Class A Investor Charge-Offs for the Due Period with
       respect to the current Distribution Date ............              $0.00

    b. The amount attributable to Class A Investor Charge-
       Offs, if any, by which the principal balance of the
       Class A Certificates exceeds the Class A Invested
       Amount as of the end of the day on the Record Date
       with respect to the current Distribution Date .......              $0.00

    c. The amount of the Collateral Charge-Offs, if any,
       for the Due Period with respect to the current
       Distribution Date ...................................              $0.00


    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee payable by
       the Trust to the Servicer with respect to the
       current Distribution Date ...........................        $327,036.88


                                    40 of 96

    b. The amount of the Interchange Monthly Servicing Fee
       payable to the Servicer with respect to the current
       Distribution Date ...................................        $545,061.48


    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn from the Cash
       Collateral Account for the current Distribution Date
       (the "Withdrawal Amount") ...........................              $0.00

    b. The amount available to be withdrawn from the Cash
       Collateral Account as of the end of the day on the
       current Distribution Date, after giving effect to
       all withdrawals, deposits and payments to be made
       on such Distribution Date (the "Available Cash
       Collateral Amount" for the next Distribution Date) ..      $5,714,286.00

    c. The amount as computed in 7.b as a percentage of the
       Class A Invested Amount after giving effect to all
       reductions thereof on the current Distribution Date .             1.371%


    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the current
       Distribution Date ...................................     $64,925,682.00

    b. The Collateral Invested Amount after giving effect
       to all withdrawals, deposits, and payments on the
       current Distribution Date ...........................     $58,422,792.00


    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current Distribution
       Date ................................................     $70,639,968.00

    b. The total Enhancement after giving effect to all
       withdrawals, deposits and payments on the current
       Distribution Date ...................................     $64,137,078.00


                                    41 of 96

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio of the
       Class A Invested Amount on the last day of the month
       ending on the Record Date adjusted for Class A
       Investor Charge-Offs set forth in B.5.a. above and
       for the distributions of principal set forth in A.2
       above to the Class A Initial Invested Amount). The
       amount of a Class A Certificateholder's pro rata
       share of the Class A Invested Amount can be
       determined by multiplying the original denomination
       of the holder's Class A Certificate by the Pool
       Factor ..............................................       83.33333333%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount for the
       preceding Due Period ................................              $0.00


                                        FCC National Bank,
                                        Servicer

                                        By  /s/  James A. Harwood
                                           ---------------------------
                                        Title:  Vice President


                                    42 of 96

                                                                    EXHIBIT 28-I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


        ---------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - O
                               December 7, 1998

        ---------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest . . . . . . . . . .              $4.437

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest . . . . . . . . . . . . . . . . .             $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest . . . .             $4.437

                                   43 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series . . . . . . .    $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1995 - O Certificates . . . . . . . . . .      $10,570,437.09

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates . . . . . . .       $9,249,132.43

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest . . . . . . . . . .             $18.498

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .      $4,513,899.81

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution Date
       allocated in respect of the
       Class A Certificates . . . . . . . . . . . . . . . .               $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the
       Series 1995 - O Certificates,
       if any . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    h. The amount of Excess Principal Collections allocated
       in respect of the Series 1995 - O Certificates,
       if any . . . . . . . . . . . . . . . . . . . . . . .               $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series) . . . . . .  $15,179,165,952.56

                                   44 of 96

    b. The  amount of Principal Receivables in
       the Trust represented by the Series 1995 - O
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .     $571,428,572.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Invested Amount")
       for the Due Period with respect to the
       current Distribution Date . . . . . . . . . . . . . .    $500,000,000.00

    d. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1995 - O  Certificates for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             3.765%

    e. The Invested Percentage with respect to
       Principal Receivables for the Series 1995 - O
       Certificates for the Due Period with respect
       to the current Distribution Date . . . . . . . . . .              3.765%

    f. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             87.50%

    g. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             87.50%

    h. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .              12.50%

    i. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .              12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date  . . . . . . . . . . . . . . . . . . . . . . . .    $746,960,569.94

                                   45 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O
       Certificates (the "Investor Default Amount")

       1. Investor Default Amount..........................       $3,978,252.52

       2. Recoveries.......................................         $335,818.79

       3. Net Default Receivables..........................       $3,642,433.73

    b. The Class A Investor Default Amount

       1. Investor Default Amount..........................       $3,480,970.95

       2. Recoveries.......................................         $293,841.44

       3. Net Default Receivables..........................       $3,187,129.51

    c. The Collateral Investor Default Amount

       1. Investor Default Amount..........................         $497,281.57

       2. Recoveries.......................................          $41,977.35

       3. Net Default Receivables..........................         $455,304.22

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date................................................               $0.00

    b. The amount attributable to Class A
       Investor Charge-Offs, if any, by which
       the principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution Date............               $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date................................................               $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date................................................         $357,142.86

                                   46 of 96

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date................................................         $595,238.09

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")...........................               $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date).....................       $5,714,286.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date.......................................              1.143%

    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date...........................      $71,428,572.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals, deposits, and
       payments on the current Distribution
       Date................................................      $71,428,572.00

    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date...................................      $77,142,858.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date................................................      $77,142,858.00

                                   47 of 96

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount). The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor..............................................       100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period........................               $0.00

                               FCC National Bank,
                               Servicer



                               By /s/ James A. Harwood
                                  ------------------------------------
                               Title:      Vice President

                                   48 of 96

                                                                    EXHIBIT 28-J

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


          -----------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - P
                               December 7, 1998

          -----------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest  . . . . . . . . . .             $4.397

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest . . . . . . . . . . . . . . . . .             $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest . . . .             $4.397


                                    49 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series . . . . . . .    $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1995 - P Certificates  . . . . . . . . . .     $10,570,437.09

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates  . . . . . . .      $9,249,132.43

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest . . . . . . . . . .            $18.498

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .      $4,534,038.70

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution Date
       allocated in respect of the
       Class A Certificates  . . . . . . . . . . . . . . . .              $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the
       Series 1995 - P Certificates,
       if any  . . . . . . . . . . . . . . . . . . . . . . .              $0.00

    h. The amount of Excess Principal Collections allocated
       in respect of the Series 1995 - P Certificates,
       if any  . . . . . . . . . . . . . . . . . . . . . . .              $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series . . . . . . . $15,179,165,952.56


                                    50 of 96

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1995 - P
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date....................................    $571,428,572.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Invested Amount")
       for the Due Period with respect to the
       current Distribution Date............................    $500,000,000.00

    d. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1995 - P  Certificates for the Due
       Period with respect to the current
       Distribution Date....................................             3.765%

    e. The Invested Percentage with respect to
       Principal Receivables for the Series 1995 - P
       Certificates for the Due Period with respect
       to the current Distribution Date.....................             3.765%

    f. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             87.50%

    g. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             87.50%

    h. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             12.50%

    i. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date.................................................    $746,960,569.94

                                   51 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - P
       Certificates (the "Investor Default Amount")

       1. Investor Default Amount...........................      $3,978,252.52

       2. Recoveries........................................        $335,818.79

       3. Net Default Receivables...........................      $3,642,433.73

    b. The Class A Investor Default Amount

       1. Investor Default Amount...........................      $3,480,970.95

       2. Recoveries........................................        $293,841.44

       3. Net Default Receivables...........................      $3,187,129.51

    c. The Collateral Investor Default Amount

       1. Investor Default Amount...........................        $497,281.57

       2. Recoveries........................................         $41,977.35

       3. Net Default Receivables...........................        $455,304.22

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date.................................................              $0.00

    b. The amount attributable to Class A
       Investor Charge-Offs, if any, by which
       the principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution Date.............              $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date.................................................              $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date.................................................        $357,142.86

                                   52 of 96

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date.................................................        $595,238.09


    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")............................              $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date)......................      $5,714,286.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date........................................             1.143%


    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date............................     $71,428,572.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals, deposits, and
       payments on the current Distribution
       Date.................................................     $71,428,572.00


    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date....................................     $77,142,858.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date.................................................     $77,142,858.00

                                   53 of 96

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Invested Amount on the last day of
       the month ending on the Record Date adjusted for
       Class A Investor Charge-Offs set forth in B.5.a.
       above and for the distributions of principal set
       forth in A.2 above to the Class A Initial
       Invested Amount). The amount of a Class A
       Certificateholder's pro rata share of the Class A
       Invested Amount can be determined by multiplying
       the original denomination of the holder's Class A
       Certificate by the Pool Factor......................       100.00000000%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period.........................              $0.00

                                FCC National Bank,
                                Servicer



                                By /s/ James A. Harwood
                                   -----------------------------------------
                                Title:       Vice President


                                   54 of 96

                                                                    EXHIBIT 28-K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


         -------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - Q
                               December 7, 1998

         -------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000..............................             $4.356

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest..................................             $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest........             $4.356

                                    55 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series.............     $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1996 - Q Certificates....................      $19,026,786.72

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates..............      $16,648,438.37

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest ..................             $18.498

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date...................................       $8,197,519.62

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution Date
       allocated in respect of the
       Class A Certificates.................................              $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the
       Series 1996 - Q Certificates,
       if any..............................................               $0.00

    h. The amount of Excess Principal Collections allocated
       in respect of the Series 1996 - Q Certificates,
       if any..............................................               $0.00


    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investors Certificates of all Series............  $15,179,165,952.56

                                    56 of 96

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1996 - Q
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .   $1,028,571,429.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Invested Amount")
       for the Due Period with respect to the
       current Distribution Date . . . . . . . . . . . . . .    $900,000,000.00

    d. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1996 - Q  Certificates for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             6.776%

    e. The Invested Percentage with respect to
       Principal Receivables for the Series 1996 - Q
       Certificates for the Due Period with respect
       to the current Distribution Date . . . . . . . . . . .            6.776%

    f. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             87.50%

    g. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             87.50%

    h. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . . .            12.50%

    i. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . . .            12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .   $746,960,569.94

                                   57 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
       Certificates (the "Investor Default Amount")

       1. Investor Default Amount . . . . . . . . . . . . . .     $7,160,854.53

       2. Recoveries . . . . . . . . . . . . . . . . . . . .        $604,473.83

       3. Net Default Receivables . . . . . . . . . . . . . .     $6,556,380.70

    b. The Class A Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . . . .     $6,265,747.71

       2. Recoveries . . . . . . . . . . . . . . . . . . . .        $528,914.60

       3. Net Default Receivables . . . . . . . . . . . . . .     $5,736,833.11

    c. The Collateral Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . . . .       $895,106.82

       2. Recoveries . .  . . . . . . . . . . . . . . . . . .        $75,559.23

       3. Net Default Receivables . . . . . . . . . . . . . .       $819,547.59

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such  Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    b. The amount attributable to Class A
       Investor Charge-Offs, if any, by which
       the principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution Date . . . . . . .             $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .       $642,857.14

                                   58 of 96

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .     $1,071,428.57

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount") . . . . . . . . . . . . . .              $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date) . . . . . . . . . . .     $10,285,714.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Invested
       Amount after giving effect to all re-
       ductions Thereof on the current Dis-
       tribution Date  . . . . . . . . . . . . . . . . . . .             1.143%

    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date . . . . . . . . . . . . . .    $128,571,429.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals, deposits, and
       payments on the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .   $128,571,429.00

    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date . . . . . . . . . . . . . . . . . .    $138,857,143.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .   $138,857,143.00

                                   59 of 96

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount). The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor . . . . . . . . . . . . . . . . . . . . . . . .     100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period . . . . . . . . . . . . .             $0.00

                                 FCC National Bank,
                                 Servicer


                                 By         /s/ James A. Harwood
                                       ----------------------------------

                                 Title:          Vice President


                                   60 of 96

                                                                    EXHIBIT 28-L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


          -----------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - R
                               December 7, 1998

          -----------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest.....................             $4.308

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest..................................             $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest........             $4.308

                                   61 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series..............    $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1996 - R Certificates.....................      $8,456,349.66

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates...............      $7,399,305.93

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest....................            $18.498

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date....................................      $3,662,675.39

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution Date
       allocated in respect of the
       Class A Certificates.................................              $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the
       Series 1996 - R Certificates,
       if any...............................................              $0.00

    h. The amount of Excess Principal Collections allocated
       in respect of the Series 1996 - R Certificates,
       if any...............................................              $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series)............. $15,179,165,952.56

                                   62 of 96

    b. The  amount of Principal Receivables in
       the Trust represented by the Series 1996 - R
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date....................................    $457,142,858.00

    c. The  amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Invested Amount")
       for the Due Period with respect to the
       current Distribution Date............................    $400,000,000.00

    d. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1996 - R  Certificates for the Due
       Period with respect to the current
       Distribution Date....................................             3.012%

    e. The Invested Percentage with respect to
       Principal Receivables for the Series 1996 - R
       Certificates for the Due Period with respect
       to the current Distribution Date......................            3.012%

    f. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             87.50%

    g. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             87.50%

    h. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             12.50%

    i. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date.................................................    $746,960,569.94

                                   63 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
       Certificates (the "Investor Default Amount")

       1. Investor Default Amount...........................      $3,182,602.01

       2. Recoveries........................................        $268,655.03

       3. Net Default Receivables...........................      $2,913,946.98

    b. The Class A Investor Default Amount

       1. Investor Default Amount...........................      $2,784,776.76

       2. Recoveries........................................        $235,073.15

       3. Net Default Receivables...........................      $2,549,703.61

    c. The Collateral Investor Default Amount

       1. Investor Default Amount...........................        $397,825.25

       2. Recoveries........................................         $33,581.88

       3. Net Default Receivables...........................        $364,243.37

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such  Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date.................................................              $0.00

    b. The amount attributable to Class A
       Investor Charge-Offs, if any, by which
       the principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution Date.............              $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date.................................................              $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date.................................................        $285,714.29

                                   64 of 96

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date.................................................        $476,190.48

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")............................              $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date)......................      $4,571,429.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date........................................             1.143%

    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date............................     $57,142,858.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals, deposits, and
       payments on the current Distribution
       Date.................................................     $57,142,858.00

    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date....................................     $61,714,287.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date.................................................     $61,714,287.00

                                    65 of 96

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Invested Amount on the last  day
       of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount).  The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor...............................................      100.00000000%

D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period.........................              $0.00

                                FCC National Bank,
                                Servicer


                                By /s/ James A. Harwood
                                   ---------------------------------------
                                Title:   Vice President

                                   66 of 96

                                                                    EXHIBIT 28-M


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


         -------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - S
                               December 7, 1998

         -------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to Class A
       Certificateholders on the Payment Date per $1,000
       interest ............................................             $4.352

    2. The amount of the distribution set forth in paragraph
       1 above in respect of principal on the Class A
       Certificates, per $1,000 interest ...................             $0.000

    3. The amount of the distribution set forth in paragraph
       1 above in respect of interest on the Class A
       Certificates, per $1,000 Interest ...................             $4.352


                                    67 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of Receivables
       processed for the Due Period with respect to the
       current Distribution Date which were allocated in
       respect of the Investor Certificates of all Series ..    $793,224,870.24

    b. The aggregate amount of Collections of Receivables
       processed for the Due Period with respect to the
       current Distribution Date which were allocated in
       respect of the Serose 1996 - S Certificates .........     $14,798,611.90

    c. The aggregate amount of Collections of Receivables
       processed for the Due Period with respect to the
       current Distribution Date which were allocated in
       respect of the Class A Certificates .................     $12,948,785.40

    d. The amount of Collections of Receivables processed
       for the Due Period with respect to the current
       Distribution Date which were allocated in respect of
       Class A Certificates, per $1,000 interest ...........            $18.498

    e. The amount of Excess Spread for the Due Period with
       respect to the current Distribution Date ............      $6,378,668.05

    f. The amount of Reallocated Principal Collections for
       the Due Period with respect to the current
       Distribution Date allocated in respect of the Class
       A Certificates ......................................              $0.00

    g. The amount of Excess Finance Charge Collections
       allocated in respect of the Series 1996 - S
       Certificates, if any ................................              $0.00

    h. The amount of Excess Principal Collections allocated
       in respect of the Series 1996 - S Certificates, if
       any .................................................              $0.00


    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the Due Period
       with respect to the current Distribution Date (which
       reflects the Principal Receivables represented by
       the Exchangeable Seller's Certificate and by the
       Investor Certificates of all Series) ................ $15,179,165,952.56


                                    68 of 96

    b. The  amount of Principal Receivables in the Trust
       represented by the Series 1996 - S Certificates (the
       "Invested Amount") for the Due Period with respect
       to the current Distribution Date ....................    $800,000,000.00

    c. The amount of Principal Receivables in the Trust
       represented by the Class A Certificates (the "Class
       A Invested Amount") for the Due Period with respect
       to the current Distribution Date ....................    $700,000,000.00

    d. The Invested Percentage with respect to Finance
       Charge Receivables (including Interchange) and
       Defaulted Receivables for the Series 1996 - S
       Certificates for the Due Period with respect to the
       current Distribution Date ...........................             5.270%

    e. The Invested Percentage with respect to Principal
       Receivables for the Series 1996 - S Certificates for
       the Due Period with respect to the current
       Distribution Date ...................................             5.270%

    f. The Class A Floating Percentage for the Due Period
       with respect to the current Distribution Date .......             87.50%

    g. The Class A Principal Percentage for the Due Period
       with respect to the current Distribution Date .......             87.50%

    h. The Collateral Floating Percentage for the Due Period
       with respect to the current Distribution Date .......             12.50%

    i. The Collateral Principal Percentage for the Due
       Period with respect to the current Distribution
       Date ................................................             12.50%


    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding balances in the
       Accounts which were 30 or more days delinquent as of
       the end of the Due Period for the current
       Distribution Date ...................................    $746,960,569.94


                                    69 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
       Certificates (the "Investor Default Amount")

       1. Investor Default Amount...........................     $5,569,553.52

       2. Recoveries........................................       $470,146.31

       3. Net Default Receivables...........................     $5,099,407.21

    b. The Class A Investor Default Amount

       1. Investor Default Amount...........................      $4,873,359.32

       2. Recoveries........................................        $411,378.02

       3. Net Default Receivables...........................      $4,461,981.30

    c. The Collateral Investor Default Amount

       1. Investor Default Amount...........................        $696,194.20

       2. Recoveries........................................         $58,768.29

       3. Net Default Receivables...........................        $637,425.91

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date.................................................             $ 0.00

    b. The amount attributable to Class A
       Investor Charge-Offs, if any, by which
       the principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution
       Date.................................................              $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date.................................................              $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date.................................................        $500,000.00

                                    70 of 96

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date.................................................        $833,333.34

    7. Available Cash Collateral Amount.
       --------------------------------
    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")............................              $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date)......................      $8,000,000.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date........................................             1.143%

    8. Collateral Invested Amount.
       --------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date............................    $100,000,000.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals, deposits, and
       payments on the current Distribution
       Date.................................................    $100,000,000.00

    9. Total Enhancement.
       -----------------

    a. The total Enhancement for the current
       Distribution Date....................................    $108,000,000.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date.................................................    $108,000,000.00

                                    71 of 96

C. The Pool Factor.
   ---------------

       The Pool Factor (which represents the ratio
       of the Class A Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount).  The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor...............................................      100.00000000%


D. Deficit Controlled Amortization Amount.
   --------------------------------------

    1. The Deficit Controlled Amortization Amount
       for the preceding Due Period.........................              $0.00

                           FCC National Bank,
                           Servicer


                           By /s/ James A. Harwood
                              --------------------------------------
                           Title:         Vice President

                                    72 of 96

                                                                    EXHIBIT 28-N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


          ----------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - T
                               December 7, 1998

          ----------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------


    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest.....................             $4.308

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest..................................             $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates,
       per $1,000 interest..................................             $4.308

                                   73 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series..............    $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1997 - T Certificates.....................     $12,684,524.48

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates...............     $11,098,958.90

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest....................            $18.498

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date....................................      $5,494,013.08

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution
       Date allocated in respect of the
       Class A Certificates.................................              $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the Series
       1997 - T Certificates, if any........................              $0.00

    h. The amount of Excess Principal Collections
       allocated in respect of the Series 1997 - T
       Certificates, if any.................................              $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series)............. $15,179,165,952.56

                                   74 of 96

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1997 - T
       Certificates (the "Adjusted Invested Amount") for
       the Due Period with respect to the current
       Distribution Date....................................    $685,714,286.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Adjusted Invested Amount")
       for the Due Period with respect to the
       current Distribution Date............................    $600,000,000.00

    d. The Invested Amount for the Due Period
       with respect to the current Dist-
       ribution Date........................................    $685,714,286.00

    e. The Class A Invested Amount for the Due
       Period with respect to the current
       Distribution Date....................................    $600,000,000.00

    f. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1997 - T Certificates for the Due
       Period with respect to the current
       Distribution Date....................................             4.517%

    g. The Invested Percentage with respect to
       Principal Receivables for the Series 1997 - T
       Certificates for the Due Period with respect
       to the current Distribution Date.....................             4.517%

    h. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             87.50%

    i. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             87.50%

    j. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             12.50%

    k. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date.................................................    $746,960,569.94


                                   75 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
       Certificates (the "Investor Default Amount").

       1. Investor Default Amount...........................      $4,773,903.02

       2. Recoveries........................................        $402,982.54

       3. Net Default Receivables...........................      $4,370,920.48

    b. The Class A Investor Default Amount

       1. Investor Default Amount...........................      $4,177,165.14

       2. Recoveries........................................        $352,609.72

       3. Net Default Receivables...........................      $3,824,555.42

    c. The Collateral Investor Default Amount

       1. Investor Default Amount...........................        $596,737.88

       2. Recoveries........................................         $50,372.82

       3. Net Default Receivables...........................        $546,365.06

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date.................................................              $0.00

    b. The amount attributable to Class A Investor
       Charge-Offs, if any, by which the principal balance of the
       Class A Certificates exceeds the
       Class A Adjusted Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution
       Date.................................................              $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date.................................................              $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date.................................................        $428,571.43



                                    76 of 96

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date.................................................        $714,285.71

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")............................              $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date)......................      $6,857,143.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Adjusted Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dis-
       tribution Date.......................................             1.143%

    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date............................     $85,714,286.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals,
       deposits, and payments on the current
       Distribution Date....................................     $85,714,286.00

    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date....................................     $92,571,429.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date.................................................     $92,571,429.00


                                    77 of 96

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Adjusted Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount).  The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor...............................................      100.00000000%

D.  Principal Funding Account.
    --------------------------

    1. The Principal Funding Investment Proceeds
       deposited in the Collection Account for the
       current Distribution Date to be treated as
       Class A Available Funds..............................              $0.00

    2. The Excess Principal Funding Investment
       Proceeds for the current Distribution Date...........              $0.00

    3. The Principal Funding Account Balance as of
       the end of day on the current Distribution
       Date.................................................              $0.00

    4. The Deficit Controlled Accumulation Amount
       for the preceding Due Period.........................              $0.00

E.  Reserve Account.
    ----------------

    1. The Reserve Draw Amount for the current
       Distribution Date....................................              $0.00

    2. The amount on deposit in the Reserve Account
       as of the end of the day on the current
       Distribution Date (the "Available Reserve
       Account Amount" for the next Distribution Date)......              $0.00



                          FCC National Bank,
                          Servicer


                          By  /s/ James A. Harwood
                              -----------------------
                          Title:  Vice President


                                    78 of 96

                                                                    EXHIBIT 28-O

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


           --------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - U
                               December 7, 1998

           --------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest.....................             $4.344

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest..................................             $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates,
       per $1,000 interest..................................             $4.344


                                    79 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series..............    $793,224,870.24

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1997 - U Certificates.....................      $8,456,349.66

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates...............      $7,399,305.93

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest....................            $18.498

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date....................................      $3,648,175.39

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution
       Date allocated in respect of the
       Class A Certificates.................................              $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the
       Series 1997 - U Certificates, if any.................              $0.00

    h. The amount of Excess Principal Collections
       allocated in respect of
       the Series 1997 - U Certificates, if any.............              $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series)............. $15,179,165,952.56


                                    80 of 96

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1997 - U
       Certificates (the "Adjusted Invested Amount") for
       the Due Period with respect to the current
       Distribution Date....................................    $457,142,858.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Adjusted Invested
       Amount") for the Due Period with respect
       to the current Distribution Date.....................    $400,000,000.00

    d. The Invested Amount for the Due Period
       with respect to the current Dist-
       ribution Date........................................    $457,142,858.00

    e. The Class A Invested Amount for the Due
       Period with respect to the current
       Distribution Date....................................    $400,000,000.00

    f. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1997 - U  Certificates for the Due
       Period with respect to the current
       Distribution Date....................................             3.012%

    g. The Invested Percentage with respect to
       Principal Receivables for the Series 1997 - U
       Certificates for the Due Period with respect
       to the current Distribution Date.....................             3.012%

    h. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             87.50%

    i. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             87.50%

    j. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             12.50%

    k. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date....................................             12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date.................................................    $746,960,569.94


                                    81 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U
       Certificates (the "Investor Default Amount").

       1. Investor Default Amount...........................      $3,182,602.01

       2. Recoveries........................................        $268,655.03

       3. Net Default Receivables...........................      $2,913,946.98

    b. The Class A Investor Default Amount

       1. Investor Default Amount...........................      $2,784,776.76

       2. Recoveries........................................        $235,073.15

       3. Net Default Receivables...........................      $2,549,703.61

    c. The Collateral Investor Default Amount

       1. Investor Default Amount...........................        $397,825.25

       2. Recoveries........................................         $33,581.88

       3. Net Default Receivables...........................        $364,243.37

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date.................................................              $0.00

    b. The amount attributable to Class A Investor
       Charge-Offs, if any, by which the principal balance
       of the Class A Certificates exceeds the
       Class A Adjusted Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution
       Date.................................................              $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date.................................................              $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date.................................................        $285,714.29


                                    82 of 96

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date.................................................        $476,190.48

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")............................              $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date)......................      $4,571,429.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Adjusted Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date........................................             1.143%

    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date............................     $57,142,858.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals,
       deposits, and payments on the current
       Distribution Date....................................     $57,142,858.00

    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date....................................     $61,714,287.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date.................................................     $61,714,287.00


                                    83 of 96

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Adjusted Invested Amount on the last
       day of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount). The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor...............................................      100.00000000%

D.  Principal Funding Account.
    --------------------------

    1. The Principal Funding Investment Proceeds
       deposited in the Collection Account for the
       current Distribution Date to be treated as
       Class A Available Funds..............................              $0.00

    2. The Excess Principal Funding Investment
       Proceeds for the current Distribution Date...........              $0.00

    3. The Principal Funding Account Balance as of
       the end of day on the current Distribution
       Date.................................................              $0.00

    4. The Deficit Controlled Accumulation Amount
       for the preceding Due Period.........................              $0.00

E.  Reserve Account.
    ----------------

    1. The Reserve Draw Amount for the current
       Distribution Date....................................              $0.00

    2. The amount on deposit in the Reserve Account
       as of the end of the day on the current
       Distribution Date (the "Available Reserve
       Account Amount" for the next Distribution Date)......              $0.00


                          FCC National Bank,
                          Servicer



                          By    /s/ James A. Harwood
                              -----------------------------
                          Title:    Vice President


                                    84 of 96

                                                                    EXHIBIT 28-P

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK



                         FIRST CHICAGO MASTER TRUST II

                                Series 1998 - V

                        Due Period Ending October, 1998



          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1998 - V Supplement dated as of November 01, 1998 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1,000 Original Principal Amount).

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest  .  .  .  .  .  .  .         $0.618


    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest   .  .  .  .  .  .  .  .  .  .  .         $0.000


    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates,
       per $1,000 interest  .  .  .  .  .  .  .  .  .  .  .          $0.618



*Payment at the December 15, 1998 Distribution Date includes activity from Due
 Periods ending October and November 1998.

                                    85 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series . . . . . . .    $646,750,047.53

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1998-V Certificates . . . . . . . . . . . .     $3,029,701.36

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates . . . . . . . .     $2,650,988.69

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A Certificates
       Certificates, per $1,000 interest . . . . . . . . . .             $2.651

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .      $1,554,944.74

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution
       Date allocated in respect of the
       Class A Certificates . . . . . . . . . . . . . . . . .             $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the Series
       1998-V Certificates, if any . . . . . . . . . . . . .              $0.00

    h. The amount of Excess Principal Collections
       allocated in respect of
       the Series 1998-V Certificates, if any . . . . . . . .             $0.00

    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series). . . . . . . $15,273,339,379.88

                                   86 of 96

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1998-V
       Certificates (the "Adjusted Invested Amount") for
       the Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .  $1,142,857,143.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Adjusted Invested Amount")
       for the Due Period with respect to the
       current Distribution Date . . . . . . . . . . . . . .  $1,000,000,000.00

    d. The Invested Amount for the Due Period
       with respect to the current Dist-
       tribution Date . . . . . . . . . . . . . . . . . . . . $1,142,857,143.00

    e. The Class A Invested Amount for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .  $1,000,000,000.00

    f. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1998 - V  Certificates for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             7.483%

    g. The Invested Percentage with respect to
       Principal Receivables for the Series 1998-V
       Certificates for the Due Period with respect
       to the current Distribution Date . . . . . . . . . . .            7.483%

    h. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             87.50%

    i. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             87.50%

    j. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             12.50%

    k. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .   $786,557,186.88

                                   87 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1998-V
       Certificates (the "Investor Default Amount").

       1. Investor Default Amount . . . . . . . . . . . . . .       $979,344.71

       2. Recoveries . . . . . . . . . . . . . . . . . . . .        $ 87,588.63

       3. Net Default Receivables . . . . . . . . . . . . . .       $891,756.08

    b. The Class A Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . . . .       $856,926.62

       2. Recoveries . . . . . . . . . . . . . . . . . . . .        $ 76,640.05

       3. Net Default Receivables . . . . . . . . . . . . . .       $780,286.57

    c. The Collateral Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . . . .       $122,418.09

       2. Recoveries . . . . . . . . . . . . . . . . . . . .        $ 10,948.58

       3. Net Default Receivables . . . . . . . . . . . . . .       $111,469.51

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    b. The amount attributable to Class A Investor
       Charge-Offs, if any, by which the principal balance of the
       Class A Certificates exceeds the
       Class A Adjusted Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

                                   88 of 96

    6. Monthly Servicing Fee.
       ----------------------

**  a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date................................................               $0.00

**  b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date................................................               $0.00

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount") ..........................               $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date).....................      $11,428,572.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Adjusted Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date.......................................              1.143%


    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date...........................     $142,857,143.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals,
       deposits, and payments on the current
       Distribution Date...................................     $142,857,143.00


    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date...................................     $154,285,715.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date................................................     $154,285,715.00


**  Amount to be included in December 7, 1998 Payment Date Statement.

                                    89 of 96

The Pool Factor.
----------------

          The Pool Factor (which represents the ratio
          of the Class A Adjusted Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor............................................      100.00000000%

D.  Principal Funding Account.
    --------------------------

    1. The Principal Funding Investment Proceeds
       deposited in the Collection Account for the
       current Distribution Date to be treated as
       Class A Available Funds..............................              $0.00

    2. The Excess Principal Funding Investment
       Proceeds for the current Distribution Date...........              $0.00

    3. The Principal Funding Account Balance as of
       the end of day on the current Distribution
       Date.................................................              $0.00

    4. The Deficit Controlled Accumulation Amount
       for the preceding Due Period.........................              $0.00

E.  Reserve Account.
    ----------------

    1. The Reserve Draw Amount for the current
       Distribution Date....................................              $0.00

    2. The amount on deposit in the Reserve Account
       as of the end of the day on the current
       Distribution Date (the "Available Reserve
       Account Amount" for the next Distribution Date)......              $0.00


                             FCC National Bank,

                             Servicer




                             By   /s/ James A. Harwood
                                 ----------------------------------------------
                             Title: Vice President

                                    90 of 96

                                                                    EXHIBIT 28-Q


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


         -------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1998 - V
                               December 7, 1998

         -------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1998 - V Supplement dated as of November 01, 1998 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the December 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below.* Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1,000 Original Principal Amount).
    ----------------------------------------------------------

    1. The total amount of the distribution to Class A
       Certificateholders on the Payment Date per $1,000
       interest ............................................             $4.477

    2. The amount of the distribution set forth in paragraph
       1 above in respect of principal on the Class A
       Certificates, per $1,000 interest ...................             $0.000

    3. The amount of the distribution set forth in paragraph
       1 above in respect of interest on the Class A
       Certificates, per $1,000 interest ...................             $4.477


    * Payment at the December 15, 1998 Distribution Date includes activity from Due Periods ending October and November 1998. For information related to October activity, see Certificateholders' Payment Date Statement for Due Period ending October 1998.


                                    91 of 96

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Collections of Receivables.
       ---------------------------

    a. The aggregate amount of Collections of Receivables
       processed for the Due Period with respect to the
       current Distribution Date which were allocated in
       respect of the Investor Certificates of all Series ..    $793,224,870.24

    b. The aggregate amount of Collections of Receivables
       processed for the Due Period with respect to the
       current Distribution Date which were allocated in
       respect of the Series 1998 - V Certificates .........     $21,577,382.04

    c. The aggregate amount of Collections of Receivables
       processed for the Due Period with respect to the
       current Distribution Date which were allocated in
       respect of the Class A Certificates .................     $18,880,209.28

    d. The amount of Collections of Receivables processed
       for the Due Period with respect to the current
       Distribution Date which were allocated in respect of
       Class A Certificates, per $1,000 interest ...........            $18.880

    e. The amount of Excess Spread for the Due Period with
       respect to the current Distribution Date ............      $9,685,934.47

    f. The amount of Reallocated Principal Collections for
       the Due Period with respect to the current
       Distribution Date allocated in respect of the Class
       A Certificates ......................................              $0.00

    g. The amount of Excess Finance Charge Collections
       allocated in respect of the Series 1998 - V
       Certificates, if any ................................              $0.00

    h. The amount of Excess Principal Collections allocated
       in respect of the Series 1998 - V Certificates, if
       any .................................................              $0.00


    2. Receivables in Trust.
       ---------------------

    a. Aggregate Principal Receivables for the Due Period
       with respect to the current Distribution Date (which
       reflects the Principal Receivables represented by
       the Exchangeable Seller's Certificate and by the
       Investor Certificates of all Series) ................ $15,179,165,952.56


                                    92 of 96

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1998 - V
       Certificates (the "Adjusted Invested Amount") for
       the Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .  $1,142,857,143.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Adjusted Invested Amount")
       for the Due Period with respect to the
       current Distribution Date . . . . . . . . . . . . . .  $1,000,000,000.00

    d. The Invested  Amount for the Due Period
       with respect to the current Dist-
       ribution Date . . . . . . . . . . . . . . . . . . . .  $1,142,857,143.00

    e. The Class A Invested  Amount for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .  $1,000,000,000.00

    f. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1998 - V Certificates for the Due
       Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             7.529%

    g. The Invested Percentage with respect to
       Principal Receivables for the Series 1998 - V
       Certificates for the Due Period with respect
       to the current Distribution Date  . . . . . . . . . .             7.529%

    h. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             87.50%

    i. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             87.50%

    j. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             12.50%

    k. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date . . . . . . . . . . . . . . . . . .             12.50%

    3. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .   $746,960,569.94

                                    93 of 96

    4. Investor Default Amount.
       ------------------------

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1998 - V
       Certificates (the "Investor Default Amount").

       1. Investor Default Amount . . . . . . . . . . . . . .     $7,956,505.04

       2. Recoveries . . . . . . . . . . . . . . . . . . . .        $671,637.58

       3. Net Default Receivables . . . . . . . . . . . . . .     $7,284,867.46

    b. The Class A Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . . . .     $6,961,941.90

       2. Recoveries . . . . . . . . . . . . . . . . . . . .        $587,682.88

       3. Net Default Receivables . . . . . . . . . . . . . .     $6,374,259.02

    c. The Collateral Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . . . .       $994,563.14

       2. Recoveries . . . . . . . . . . . . . . . . . . . .         $83,954.70

       3. Net Default Receivables . . . . . . . . . . . . . .       $910,608.44

    5. Investor Charge-offs.
       ---------------------

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    b. The amount attributable to Class A Investor
       Charge-Offs, if any, by which the principal balance
       of the Class A Certificates exceeds the
       Class A Adjusted Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .             $0.00

    6. Monthly Servicing Fee.
       ----------------------

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .       $452,380.95

                                   94 of 96

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .       $753,968.25

    7. Available Cash Collateral Amount.
       ---------------------------------

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount") . . . . . . . . . . . . . .              $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date) . . . . . . . . . . .     $11,428,572.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Adjusted Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date . . . . . . . . . . . . . . . . . . . .             1.143%

    8. Collateral Invested Amount.
       ---------------------------

    a. The Collateral Invested Amount for the
       current Distribution Date . . . . . . . . . . . . . .    $142,857,143.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals,
       deposits, and payments on the current
       Distribution Date . . . . . . . . . . . . . . . . . .    $142,857,143.00

    9. Total Enhancement.
       ------------------

    a. The total Enhancement for the current
       Distribution Date . . . . . . . . . . . . . . . . . .    $154,285,715.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . . . .   $154,285,715.00

                                   95 of 96

C.  The Pool Factor.
    ----------------

       The Pool Factor (which represents the ratio
       of the Class A Adjusted Invested Amount on the last
       day of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount). The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor................................................     100.00000000%

D.  Principal Funding Account.
    --------------------------

    1. The Principal Funding Investment Proceeds
       deposited in the Collection Account for the
       current Distribution Date to be treated as
       Class A Available Funds..............................              $0.00

    2. The Excess Principal Funding Investment
       Proceeds for the current Distribution Date...........              $0.00

    3. The Principal Funding Account Balance as of
       the end of the day on the current Distribution
       Date.................................................              $0.00

    4. The Deficit Controlled Accumulation Amount
       for the preceding Due Period.........................              $0.00

E. Reserve Account.
   ----------------

    1. The Reserve Draw Amount for the current
       Distribution Date....................................              $0.00

    2. The amount on deposit in the Reserve Account
       as of the end of the day on the current
       Distribution Date (the "Available Reserve
       Account Amount" for the next Distribution Date)......              $0.00


                             FCC National Bank,
                             Servicer




                             By          /s/ James A. Harwood
                                   ------------------------------------

                             Title:           Vice President



                                   96 of 96